Exhibit 99.2

Annual Statement as to Compliance

For the Year Ended December 31, 2015

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

(i)	A review of the activities and performance of Berkadia as Special Servicer during the period under this Servicing Agreement, has been made under my supervision, and, to the best of my knowledge, based on such review, Berkadia as Special Servicer, has fulfilled in all material respects, all of its duties, responsibilities, or obligations under this Servicing Agreement throughout the period.

(ii)	I confirm that Berkadia Special Servicer is in compliance with the requirements of Section 2.02 hereof.

Berkadia,

Mark E. McCool

President

February 20, 2016

Inv. 003 Lib. G

Annual Statement as to Compliance

For the Year Ended December 31, 2015

United States Department of Education

College and University Facility Loan Trust Two

Pursuant to Section 206 of the Servicing Agreement governing the referenced transaction, I hereby attest that:

i.	As an officer signing this certificate I have reviewed the activities and performance of Berkadia Commercial Mortgage as Master Servicer during the preceding fiscal year under the Servicing Agreement and, to the best of such officer’s knowledge, the Servicer has fulfilled all of the duties, responsibilities under this servicing agreement throughout such year.

ii.	I confirm that Berkadia as Master Servicer is in compliance with the requirements of Section 202.

Berkadia,

Mark E. McCool

President

February 20, 2016

Inv. 3 Lib. G

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Master Servicing Platform

December 31, 2015

Management’s Assertion Concerning Compliance

with Minimum Master Servicing Standards

February 29, 2016

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s master servicing of mortgage loans for the period January 1, 2015 through December 31, 2015. Based on this evaluation, we assert that during the year ended December 31, 2015, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $10,000,000 from January 1, 2015 through December 31, 2015, and an errors and omissions policy in the amount of $10,000,000 from January 1, 2015 through December 31, 2015.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	CUSTODIAL BANK ACCOUNTS

1.	Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

•	Be mathematically accurate;

•	Be prepared within thirty (30) calendar days after the cutoff date;

•	Be reviewed and approved by someone other than the person who prepared the reconciliation; and

•	Document explanations for reconciling items. These reconciling items shall be resolved within ninety (90) calendar days of identification.

2.	Funds of the servicing entity shall be advanced as specified in the servicing agreement in cases where there is an overdraft in an investor’s or a mortgagor’s account.

3.	All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

4.	Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within thirty (30) calendar days of payoff of the mortgage loan.

II.	MORTGAGE PAYMENTS

1.	Mortgage payments which are properly identified with the Company’s account number and which agree to the total amount of the scheduled payment due shall be deposited into the clearing bank accounts and related custodial bank accounts within two business days of receipt. Any mortgage payments which do not meet these parameters will be researched and deposited into the appropriate bank accounts within five business days of receipt.

2.	Mortgage payments made in accordance with the mortgagor’s loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

III.	DISBURSEMENTS

1.	Disbursements made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

2.	Amounts remitted to investors per the servicer’s investor reports shall agree with cancelled checks, or other form of payment, or custodial bank statements.

Exhibit I

IV.	INVESTOR ACCOUNTING AND REPORTING

1.	The servicing entity’s investor reports shall agree with, or reconcile to, investors records on a monthly basis as to the total unpaid principle balance and number of loans serviced by the servicing entity.

V.	INSURANCE POLICIES

1.	A fidelity bond and errors and omissions policy shall be in effect on the servicing entity in the amount of coverage represented to investors in management’s assertion.

Report on Compliance with

Minimum Servicing Standards

Berkadia Commercial Mortgage LLC

Special Servicing Platform

December 31, 2015

Management’s Assertion Concerning Compliance

with Minimum Special Servicing Standards

February 29, 2016

We, as members of management of Berkadia Commercial Mortgage LLC (“Berkadia” or the “Company”), are responsible for complying with the servicing standards identified in the attached Exhibit I (the “Specified Minimum Servicing Standards”), as set forth in the Mortgage Bankers Association of America’s Uniform Single Attestation Program for Mortgage Bankers (“USAP”). We also are responsible for establishing and maintaining effective internal control over compliance with these Specified Minimum Servicing Standards. We have performed an evaluation of the Company’s compliance with the Specified Minimum Servicing Standards with respect to the Company’s special servicing of mortgage loans for the period January 1, 2015 through December 31, 2015. Based on this evaluation, we assert that during the year ended December 31, 2015, Berkadia complied, in all material respects, with the Specified Minimum Servicing Standards.

The Company had in effect fidelity bond or crime insurance in the aggregate amount of $10,000,000 from January 1, 2015 through December 31, 2015, and an errors and omissions policy in the amount of $10,000,000 from January 1, 2015 through December 31, 2015.

Mark E. McCool

President, Commercial Real Estate Services

Berkadia Commercial Mortgage LLC

Exhibit I

Berkadia Commercial Mortgage LLC

Specified Minimum Servicing Standards

I.	RECORDKEEPING

Records documenting the status of the loan shall be maintained during the period the loan is assigned to the special servicer. Such records shall describe the entity’s activities in monitoring the current status of the loan and are updated to reflect a change in status to be communicated to the investor.

II.	INSURANCE

A fidelity bond and errors and omission policy shall be in effect on the servicing entity in the amount of coverage represented to investors.

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of December 01, 2015 through December 31, 2015

Collections:

Principal Payments	340,055.02
Interest Payments	42,795.51

Total Principal and Interest Collections	382,850.53

Payments and Reversals Posted to Suspense	—

Total Collections	382,850.53

Less: Servicing Fees (not withheld from remittances)	(1,031.25)

Net Collections	381,819.28

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of December 01, 2015 through December 31, 2015

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

12012015	30101601	AUBURN UNIVER	130,000.00	8,100.00	138,100.00	540,000.00	202.50
12012015	30119903	MISSISSIPPI S	80,000.00	7,950.00	87,950.00	530,000.00	198.75
12012015	30127402	ST MARY’S COL	12,000.00	1,800.00	13,800.00	120,000.00	45.00
12012015	30137901	VINCENNES UNI	—	23,400.00	23,400.00	1,560,000.00	585.00
							—
							—
							—
							—
							—
							—
							—
							—
							—

		TOTALS:	222,000.00	41,250.00	263,250.00	2,750,000.00	1,031.25

							1,031.25	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of December 01, 2015 through December 31, 2015

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

30102803	12/1/2015	40,603.33	40,000.00	603.33		11012017

TOTALS:		40,603.33	40,000.00	603.33	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of December 01, 2015 through December 31, 2015

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of December 31, 2015

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVERSITY	3	410,000.00	12012018
30104201	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	643,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	101,000.00	10012018
30108202	DAEMEN COLLEGE (ROSARY HILL COLLEGE)	3	45,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	50,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	230,000.00	11012017
30112301	GEORGETOWN UNIVERSITY	3	832,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,235,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	92,756.99	1012017
30116201	LASSEN JUNIOR COLLEGE	3	129,000.00	4012020
30117502	LYNCHBURG COLLEGE	3	115,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	40,000.00	10012016
30119801	MILLSAPS COLLEGE	3	196,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	450,000.00	12012020
30123401	PAINE COLLEGE	3	67,999.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	867,056.00	1012022
30125506	RIDER COLLEGE	3	57,000.00	5012017
30127402	ST MARY’S SCHOOL	3	108,000.00	6012020
30129101	SIMPSON COLLEGE - BOND 1966	3	24,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	390,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	162,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	290,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,560,000.00	6012023
30140503	WITTENBERG UNIVERSITY	3	32,000.00	11012017

	TOTALS:		9,126,812.98

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of December 31, 2015

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

no delinquencies as of 12/31/2015

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of December 31, 2015

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of January 01, 2016 through January 31, 2016

Collections:

Principal Payments	60,902.36
Interest Payments	13,365.84

Total Principal and Interest Collections	74,268.20

Payments and Reversals Posted to Suspense	—

Total Collections	74,268.20

Less: Servicing Fees (not withheld from remittances)	(402.70)

Net Collections	73,865.50

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of January 01, 2016 through January 31, 2016

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

1012016	30114802	INTER AMERICA	90,055.02	2,742.18	92,797.20	182,812.00	68.55
1012016	30123701	PHILADELPHIA	60,902.36	13,005.84	73,908.20	867,056.00	325.15
1012016	30129101	SIMPSON COLLE	—	360.00	360.00	24,000.00	9.00
							—
							—
							—
							—
							—
							—
							—
							—
							—
							—

		TOTALS:	150,957.38	16,108.02	167,065.40	1,073,868.00	402.70

							402.70	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of January 01, 2016 through January 31, 2016

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of January 01, 2016 through January 31, 2016

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of January 31, 2016

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVERSITY	3	410,000.00	12012018
30104201	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	643,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	101,000.00	10012018
30108202	DAEMEN COLLEGE (ROSARY HILL COLLEGE)	3	45,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	50,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	230,000.00	11012017
30112301	GEORGETOWN UNIVERSITY	3	832,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,235,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	92,756.99	1012017
30116201	LASSEN JUNIOR COLLEGE	3	129,000.00	4012020
30117502	LYNCHBURG COLLEGE	3	115,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	40,000.00	10012016
30119801	MILLSAPS COLLEGE	3	196,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	450,000.00	12012020
30123401	PAINE COLLEGE	3	67,999.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	806,153.70	1012022
30125506	RIDER COLLEGE	3	57,000.00	5012017
30127402	ST MARY’S SCHOOL	3	108,000.00	6012020
30129101	SIMPSON COLLEGE - BOND 1966	3	24,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	390,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	162,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	290,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,560,000.00	6012023
30140503	WITTENBERG UNIVERSITY	3	32,000.00	11012017

	TOTALS:		9,065,910.68

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of January 31, 2016

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

no delinquencies as of 12/31/2015

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of January 31, 2016

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Collection Account Activity Report

For the Period of February 01, 2016 through February 29, 2016

Collections:

Principal Payments	—
Interest Payments	—

Total Principal and Interest Collections	—

Payments and Reversals Posted to Suspense	—

Total Collections	—

Less: Servicing Fees (not withheld from remittances)	—

Net Collections	—

Berkadia Commercial Mortgage

College & Trust Facility Loan Trust II

Service Fees Schedule

For the Period of February 01, 2016 through February 29, 2016

Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Service Fees

no data							—
—
—
—
—
—
—
—
—
—
—
—
—

		TOTALS:	—	—	—	—	—

							—	Service Fees due

S/F still due for below loans

Berkadia Commercial Mortgage

College and University Loan Trust II

Loans Paid in Full

For the Period of February 01, 2016 through February 29, 2016

Loan Number	Payoff Date	Total Amount Paid	Principal Amount	Interest Amount	Other Fees	Maturity Date

none to report

TOTALS:		—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Summary of Partial Prepayments

For the Period of February 01, 2016 through February 29, 2016

Loan Number	Date	Total Amount Paid	Principal Amount	Interest Amount

none to report

TOTAL:		—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Trial Balance

As of February 29, 2016

Loan Number	Borrower Name	Interest Rate	Current UPB	Maturity Date

30101601	AUBURN UNIVERSITY	3	410,000.00	12012018
30104201	CALIFORNIA STATE UNIVERSITY HOUSING BOND	3	643,000.00	11012019
30106904	COLLEGE OF SANTA FE	3	101,000.00	10012018
30108202	DAEMEN COLLEGE (ROSARY HILL COLLEGE)	3	45,000.00	4012016
30110101	ELIZABETH CITY STATE UNIVERSITY	3	50,000.00	10012017
30110802	FAIRLEIGH DICKINSON UNIV	3	230,000.00	11012017
30112301	GEORGETOWN UNIVERSITY	3	832,000.00	11012020
30112302	GEORGETOWN UNIVERSITY	4	2,235,000.00	11012020
30114802	INTER-AMERICAN UNIV. OF PUERTO RICO	3	92,756.99	1012017
30116201	LASSEN JUNIOR COLLEGE	3	129,000.00	4012020
30117502	LYNCHBURG COLLEGE	3	115,000.00	5012018
30117801	MARIAN COLLEGE OF FOND DU LAC	3	40,000.00	10012016
30119801	MILLSAPS COLLEGE	3	196,000.00	11012021
30119903	MISSISSIPPI STATE UNIVERSITY	3	450,000.00	12012020
30123401	PAINE COLLEGE	3	67,999.99	10012016
30123701	UNIVERSITY OF THE ARTS	3	806,153.67	1012022
30125506	RIDER COLLEGE	3	57,000.00	5012017
30127402	ST MARY’S SCHOOL	3	108,000.00	6012020
30129101	SIMPSON COLLEGE - BOND 1966	3	24,000.00	7012016
30133201	UNIV STUDENT COOP HOUSING	3	390,000.00	4012019
30136801	UNIVERSITY OF ST THOMAS	3	162,000.00	10012019
30137802	VILLANOVA UNIVERSITY	3	290,000.00	4012019
30137901	VINCENNES UNIVERSITY	3	1,560,000.00	6012023
30140503	WITTENBERG UNIVERSITY	3	32,000.00	11012017

	TOTALS:		9,065,910.65

Berkadia Commercial Mortgage

College and University Loan Trust II

Delinquency Report (60+ Days)

As of February 29, 2016

Loan Number	Borrower Name	Next Payment Due	P and I Due	Current UPB

no delinquencies as of 2/29/2016

TOTAL:			—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Liquidation Report

As of February 29, 2016

None to report for this period

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for December 2015								DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

20151201	12012015	30101601	AUBURN UNIVERSITY	130,000.00	8,100.00	138,100.00	540,000.00	130,000.00	8,100.00	—	138,100.00
20151201	12012015	30102803	BETHANY COLLEGE - HALL BOND 1967					—	—	—	—
20151201	0	30102803	BETHANY COLLEGE - HALL BOND 1967					40,000.00	603.33	—	40,603.33
20151201	12012015	30119903	MISSISSIPPI STATE UNIVERSITY	80,000.00	7,950.00	87,950.00	530,000.00	80,000.00	7,950.00	—	87,950.00
20151201	12012015	30137901	VINCENNES UNIVERSITY	—	23,400.00	23,400.00	1,560,000.00	—	23,400.00	—	23,400.00
											—
											—

System Credits 12/1												290,053.33

System Debits 12/1												—

Bank Credit 12/1

Bank Debit 12/1

Bank Debit 12/1

Trustee Wire 12/1

20151230	1012016	30114802	INTER-AMERICAN UNIV. OF PUERTO RICO					90,055.02	2,742.18	—	92,797.20
											—
											—

System Credits 12/30												92,797.20

System Debits 12/30												—

Bank Credit 12/2													290,053.33

Bank Debit 12/2

Bank Debit 12/2

Trustee Wire 12/2														290,053.33

											—
											—
											—

System Credits 12/31												—

System Debits 12/31												—

Bank Credit 12/31													92,797.20

Bank Debit 12/31 (service fees)															1,973.27

Bank Debit 12/31

Trustee Wire 12/31														90,823.93

			TOTALS:	210,000.00	39,450.00	249,450.00	2,630,000.00	340,055.02	42,795.51	—	382,850.53	382,850.53	382,850.53	380,877.26	1,973.27

Loans Due in Current Period and Paid in Prior Period:

	12012015	30127402	ST MARY’S COL	12,000.00	1,800.00	13,800.00	120,000.00

			TOTALS:	12,000.00	1,800.00	13,800.00	120,000.00

Loans Due in Current Period Not Yet Paid:

			TOTALS:	—	—	—	—

			GRAND TOTAL:	222,000.00	41,250.00	263,250.00	2,750,000.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-15

Total System Credits @ 12/31	382,850.53

Total Bank Credits @ 12/31	382,850.53

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment

Direct to Lender payments

overdraft funding
overdraft funding

in transit

382,850.53

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

December-15

Total Bank Credits @ 12/31		382,850.53

Total Debits to Trustee @ 12/31		380,877.26

12/31/2015	Service Fees	1,973.27
	Service Fees
	Inspection Fees
	Trust Expense

	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	overdraft funding repay
	overdraft funding repay

	payment reversal
	funds movement adjustment
	overdraft funding repay

Adjusted Debits to Trustee		382,850.53

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for January 2016

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

20160104	1012016	30129101	SIMPSON COLLEGE - BOND 1966	—	360.00	360.00	24,000.00	—	360.00	—	360.00
											—
											—
											—

System Credits 1/4												360.00

System Debits 1/4												—

Bank Credit 1/4

Bank Debit 1/4

Bank Debit 1/4

Trustee Wire 1/4

20160122	1012016	30123701	UNIVERSITY OF THE ARTS	60,902.36	13,005.84	73,908.20	867,056.00	60,902.36	13,005.84	—	73,908.20
											—
											—

System Credits 1/22												73,908.20

System Debits 1/22												—

Bank Credit 1/5													360.00

Bank Debit 1/5

Bank Debit 1/5

Trustee Wire 1/5														360.00

											—
											—
											—

System Credits 1/25												—

System Debits 1/25												—

Bank Credit 1/25													73,908.20

Bank Debit 1/25 (service fees)															1,031.25

Bank Debit 1/25 (inspection fees)															135.00

Trustee Wire 1/25														72,741.95

			TOTALS:	60,902.36	13,365.84	74,268.20	891,056.00	60,902.36	13,365.84	—	74,268.20	74,268.20	74,268.20	73,101.95	1,166.25	74,268.20

Loans Due in Current Period and Paid in Prior Period:

	1012016	30114802	INTER AMERICA	90,055.02	2,742.18	92,797.20	182,812.00

			TOTALS:	90,055.02	2,742.18	92,797.20	182,812.00

Loans Due in Current Period Not Yet Paid:

			TOTALS:	—	—	—	—

			GRAND TOTAL:	150,957.38	16,108.02	167,065.40	1,073,868.00

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-16

Total System Credits @ 1/31	74,268.20

Total Bank Credits @ 1/31	74,268.20

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment

Direct to Lender payments

overdraft funding
overdraft funding

in transit
74,268.20

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

January-16

Total Bank Credits @ 1/31		74,268.20

Total Debits to Trustee @ 1/31		73,101.95

1/25/2016	Service Fees	1,031.25
1/25/2016	Inspection Fees	135.00

	Trust Expense

	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	payment reversal
	overdraft funding repay
	overdraft funding repay

	payment reversal
	funds movement adjustment
	overdraft funding repay

Adjusted Debits to Trustee		74,268.20

		—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report for February 2016	DTL

Date Received	Date Due	Loan Number	Borrower Name	Principal Due	Interest Due	Total Due	Principal Balance	Principal Paid	Interest Paid	Suspense	Total Paid	Net System Credits	Total Bank Credits	Wires	ACH Debits and Other Wires

no data	—
—
—
—

System Credits 2/1	—

System Debits 2/1	—

Bank Credit 2/1

Bank Debit 2/1

Bank Debit 2/1

Trustee Wire 2/1

—
—
—

System Credits 1/22	—

System Debits 1/22	—

Bank Credit 1/5

Bank Debit 1/5

Bank Debit 1/5

Trustee Wire 1/5

—
—
—

System Credits 1/25	—

System Debits 1/25	—

Bank Credit 1/25

Bank Debit 1/25 (service fees)

Bank Debit 1/25 (inspection fees)

Trustee Wire 1/25

TOTALS:	—	—	—	—	—	—	—	—	—	—	—	—

Loans Due in Current Period and Paid in Prior Period:

TOTALS:	—	—	—	—

Loans Due in Current Period Not Yet Paid:

TOTALS:	—	—	—	—

GRAND TOTAL:	—	—	—	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-16

Total System Credits @ 2/29	—

Total Bank Credits @ 2/29	—

in transit wire
in transit credit

payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
funds movement adjustment
funds movement adjustment
funds movement adjustment
funds movement adjustment

Direct to Lender payments

overdraft funding
overdraft funding

in transit
—

Adjusted Bank Credits:	—

Berkadia Commercial Mortgage

College and University Loan Trust II

Remittance Report Reconciliation

February-16

Total Bank Credits @ 2/29	—

Total Debits to Trustee @ 2/29	—

Service Fees
Inspection Fees

Trust Expense

payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
payment reversal
overdraft funding repay
overdraft funding repay

payment reversal
funds movement adjustment
overdraft funding repay

Adjusted Debits to Trustee	—

—